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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 11, 2004


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                          027455                     58-2422929

(State or other              (Commission File Number)          (IRS Employer
  jurisdiction of                                             Identification
  incorporation)                                                     Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700               30303
Atlanta, Georgia

(Address of principal executive offices)                        (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5. Other Events

         On August 11, 2004, AirGate PCS, Inc., a Delaware corporation, issued a press release announcing its financial and operating results for the third quarter of fiscal 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         Exhibit No.                  Description
         -----------                  -----------
            99.1 Press Release, dated August 11, 2004, issued by AirGate PCS, Inc. announcing its financial and operating results for the third quarter of fiscal 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AIRGATE PCS, INC. (Registrant)


Date: August 11, 2004                       By:  /s/ Thomas M. Dougherty
                                           Name:  Thomas Dougherty
                                           Title: President & Chief Executive
                                                   Officer



                                  EXHIBIT INDEX


         Exhibit No.                  Description
         -----------                  -----------
            99.1 Press Release, dated August 11, 2004, issued by AirGate PCS, Inc. announcing its financial and operating results for the third quarter of fiscal 2004.